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                                                                  Exhibit 10-30

                               PROMISSORY NOTE


$     400,000.00                                      Date:        8/20/99
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FOR VALUE RECEIVED the undersigned, jointly and severally, promise to PAY TO THE
ORDER OF Riz Alikhan and/or Arthur Brown the principal sum of Four Hundred Thousand dollars ($400,000.00) together with the interest thereon from 8/20/99 at the rate of eight (8%) percent per annum until maturity, all payable in lawful money of the United States of America, as follows:

Due and payable on or before November 30, 1999.

All payments shall apply first to accrued interest, and the remainder, if any, to reduction of principal. If any installment of principal or interest is not paid when due, or upon any default in the performance of any of the covenants or agreements of this note, or of any instrument now or hereafter evidencing or securing this note or the obligation represented hereby, the whole indebtedness (including principal and interest) remaining unpaid, shall, at the option of the holder, become immediately due, payable and collectible, and while in default, this note and deferred interest shall bear interest at the rate of eight (8%) percent per annum. Each maker and endorser severally waives demand, protest and notice of maturity, non-payment or protest and all requirements necessary to hold each of them liable as makers and endorsers. Each maker and endorser further agrees, jointly and severally, to pay all costs of collection, including reasonable attorney fees in case the principal of this note or any payment on the principal or any interest hereon is not paid at the respective maturity thereof, or in case it becomes necessary to protect the security hereof, whether suit be brought or not.

                                       ENTERTAINMENT BOULEVARD, INC.


                                       /s/ Stephen Brown, CEO
                                       -----------------------------
                                       Stephen Brown, CEO